Nationwide Life Insurance Company: • Nationwide Variable Account - II • Nationwide VLI Separate Account - 2 • Nationwide VLI Separate Account - 3	Nationwide Life and Annuity Insurance Company: • Nationwide VA Separate Account - B • Nationwide VL Separate Account - C

Prospectus supplement dated December 1, 2006 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy. Effective December 1, 2006, this investment option has changed names as indicated below.

OLD NAME	NEW NAME
Credit Suisse Trust Small Cap Growth Portfolio	Credit Suisse Trust Small Cap Core I Portfolio